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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 6, 2003

Career Education Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of incorporation)	0-23245 (Commission File Number)	36-3932190 (IRS Employer Identification No.)
2895 Greenspoint Parkway, Suite 600, Hoffman Estates, IL (Address of Principal Executive Offices)		60195 (Zip Code)

Registrant's telephone number, including area code (847) 781-3600

Item 5. Other Events and Regulation FD Disclosure.

        As previously announced, on March 26, 2003, Career Education Corporation (the "Registrant") signed an Agreement and Plan of Merger whereby the Registrant, upon satisfaction or waiver of various closing conditions, will acquire all of the outstanding shares of Whitman Education Group, Inc. ("Whitman") and cash out all of the outstanding vested and unvested options to purchase shares of Whitman common stock.

        On June 6, 2003, Whitman issued a press release, a copy of which is attached hereto as Exhibit 99.1 and hereby incorporated by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

  (c)
  Exhibits

  99.1
  Press Release of Whitman Education Group, Inc. dated June 6, 2003

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAREER EDUCATION CORPORATION
By:	/s/ PATRICK K. PESCH Patrick K. Pesch Executive Vice President, Chief Financial Officer, Treasurer and Secretary

Dated: June 6, 2003

Exhibit Index

Exhibit Number	Description of Exhibits
99.1	Press Release of Whitman Education Group, Inc. dated June 6, 2003.

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  Item 5. Other Events and Regulation FD Disclosure.
  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURES
Exhibit Index